EX-99.16.a

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POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds II, hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds II’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds II’s Delaware Large Cap Value Fund into Delaware Group Equity Funds II’s Delaware Value® Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 8th day of February, 2012.

/s/ Patrick P. Coyne
Patrick P. Coyne

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POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds II, hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds II’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds II’s Delaware Large Cap Value Fund into Delaware Group Equity Funds II’s Delaware Value® Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 8th day of February, 2012.

/s/ Thomas L. Bennett
Thomas L. Bennett

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POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds II, hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds II’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds II’s Delaware Large Cap Value Fund into Delaware Group Equity Funds II’s Delaware Value® Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 8th day of February, 2012.

/s/ John A. Fry
John A. Fry

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POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds II, hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds II’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds II’s Delaware Large Cap Value Fund into Delaware Group Equity Funds II’s Delaware Value® Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 8th day of February, 2012.

/s/ Anthony D. Knerr
Anthony D. Knerr

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POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds II, hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds II’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds II’s Delaware Large Cap Value Fund into Delaware Group Equity Funds II’s Delaware Value® Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 8th day of February, 2012.

/s/ Lucinda S. Landreth
Lucinda S. Landreth

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POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds II, hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds II’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds II’s Delaware Large Cap Value Fund into Delaware Group Equity Funds II’s Delaware Value® Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 8th day of February, 2012.

/s/ Ann R. Leven
Ann R. Leven

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POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds II, hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds II’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds II’s Delaware Large Cap Value Fund into Delaware Group Equity Funds II’s Delaware Value® Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 8th day of February, 2012.

/s/ Frances Sevilla-Sacasa
Frances Sevilla-Sacasa

[DELAWARE INVESTMENTS LOGO]

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds II, hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds II’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds II’s Delaware Large Cap Value Fund into Delaware Group Equity Funds II’s Delaware Value® Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 8th day of February, 2012.

/s/ Janet L. Yeomans
Janet L. Yeomans

[DELAWARE INVESTMENTS LOGO]

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds II, hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds II’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds II’s Delaware Large Cap Value Fund into Delaware Group Equity Funds II’s Delaware Value® Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 8th day of February, 2012.

/s/ J. Richard Zecher
J. Richard Zecher

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POWER OF ATTORNEY

I, the Chief Financial Officer of Delaware Group Equity Funds II, hereby constitute and appoint David F. Connor, Patrick P. Coyne, and David P. O'Connor, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds II’s Registration Statement on Form N-14 with respect to the reorganization of Delaware Group Equity Funds II’s Delaware Large Cap Value Fund into Delaware Group Equity Funds II’s Delaware Value® Fund and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 8th day of February, 2012.

/s/ Richard Salus
Richard Salus